RIVERPARK FUNDS TRUST

RiverPark Short Term High Yield Fund

A Series of RiverPark Funds Trust

Supplement dated March 23, 2011 to the
Prospectus dated September 28, 2010

IMPORTANT INFORMATION ABOUT
RIVERPARK SHORT TERM HIGH YIELD FUND

Effective immediately, the first two paragraphs of the section entitled “Principal Investment Strategies” on Pages 14 and 27 of RiverPark Short Term High Yield Fund’s Prospectus dated September 28, 2010, is amended and restated in their entirety, as follows:

Principal Investment Strategies

RiverPark Short Term seeks high current income and capital appreciation consistent with the preservation of capital by investing in short term debt, preferred stock, convertible bonds, bank loans and high yield bonds (“Securities”), such as securities issued by the U.S. Government, its agencies and instrumentalities, or corporate bonds or notes that Cohanzick Management, LLC (“Cohanzick”), RiverPark Short Term’s sub-adviser, deems appropriate for the Fund’s investment objective.  Under normal circumstances, RiverPark Short Term will invest no less than 80% of its net assets in high yield securities, also known as “junk bonds,” rated BB or below by a Rating Agency or, if unrated, determined by Cohanzick to be of comparable quality.  The Fund will maintain a dollar-weighted average effective maturity of no more than three years.  However, the Fund may invest up to 25% of its assets in Securities that have not been called or tendered having a maturity date in excess of three years.  The effective maturity of a security will be defined as the shorter of the contractual maturity of a security or the date Cohanzick reasonably believes that because of a Qualifying Feature (as described below) a security will be redeemed earlier than the contractual maturity date.   “Qualifying Feature” means any of the following: (a) an announcement, or when Cohanzick reasonably believes such an announcement will be made, of the issuer such as an issuer announcement of an early redemption; (b) a relevant contractual feature of the Security, such as provisions allowing holders a mandatory put date; (c) a specific attribute of such Security such as contractual sinking fund requirements and/or cash flow sweeps.

In addition to considering economic factors such as the effect of interest rates on RiverPark Short Term’s investments, Cohanzick applies a “bottom up” approach in choosing investments.  This means that Cohanzick looks at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective.  If Cohanzick is unable to find such investments, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.  Securities are generally held in the Fund’s portfolio until maturity, however, a security may be sold prior to maturity.  For example, a security may be sold prior to maturity in light of a corporate action or announcement effecting the issuer.  In addition, a security may be purchased at a discount and sold prior to maturity to deliver capital appreciation to the Fund, under circumstances where Cohanzick expects interest rates to decline or an announcement affecting the issuer positively.

Please retain this Supplement for future reference.